UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 13, 2011

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events.

On September 13, 2011, the Board of Directors of PlainsCapital Corporation (the “Company”) declared a cash dividend payable on September 30, 2011 to common shareholders of record as of September 16, 2011. The dividend declared was $0.05 per share of Original Common Stock, par value $0.001 per share.

The declaration of this dividend marks the 71st consecutive quarter in which the Company has declared a dividend payable to its common shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: September 14, 2011	By:	/S/ JOHN A. MARTIN

Name:	John A. Martin
Title:	Executive Vice President, Chief Financial Officer